Exhibit 99.2

Letter of Transmittal and Consent

BWAY Parent Company, Inc.

With Respect to Offer to Purchase for Cash and Solicitation of Consent in Respect of

Any and All Outstanding

10.125%/10.875%% Senior PIK Toggle Notes due 2015

(CUSIP No. 12429WAB3)

Dated October 16, 2012

THE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON NOVEMBER 13, 2012, UNLESS EXTENDED OR EARLIER TERMINATED BY US IN OUR SOLE DISCRETION (THE “EXPIRATION TIME”). THE CONSENT TIME FOR THE OFFER WILL BE 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 2, 2012, UNLESS EXTENDED OR EARLIER TERMINATED BY US IN OUR SOLE DISCRETION (THE “CONSENT TIME”). HOLDERS OF NOTES MUST VALIDLY TENDER THEIR NOTES AT OR BEFORE THE CONSENT TIME IN ORDER TO BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION, WHICH INCLUDES THE CONSENT PAYMENT. NOTES TENDERED MAY BE WITHDRAWN AT ANY TIME UNTIL SUCH TIME AS THE TRUSTEE RECEIVES THE OFFICER’S CERTIFICATE CERTIFYING RECEIPT OF THE REQUISITE CONSENTS IN COMPLIANCE WITH THE TERMS OF THE INDENTURE. THE OFFER IS SUBJECT TO CERTAIN CONDITIONS, INCLUDING THE FINANCING CONDITION, THE MERGER CONDITION AND THE GENERAL CONDITIONS.

The Depositary for the Offer and Consent Solicitation is:

Global Bondholder Services Corporation

By Facsimile Transmission:

(For Eligible Institutions Only)

(212) 430-3775

To Confirm Facsimile Transmission by Telephone:

(212) 430-3774

By Registered & Certified Mail: GLOBAL BONDHOLDER SERVICES CORPORATION 65 Broadway, Suite 404 New York, NY 10006	By Regular Mail or Overnight Courier: GLOBAL BONDHOLDER SERVICES CORPORATION 65 Broadway, Suite 404 New York, NY 10006	In Person by Hand Only: GLOBAL BONDHOLDER SERVICES CORPORATION 65 Broadway, Suite 404 New York, NY 10006

DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS, OR TRANSMISSION HEREOF VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. YOU SHOULD READ THE INSTRUCTIONS CONTAINED HEREIN CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.

This Letter of Transmittal and Consent (as it may be amended or supplemented, this “Letter of Transmittal”) may be used to tender Notes pursuant to the offer by BWAY Parent Company, Inc., a Delaware corporation (“we,” “us” or the “Company”), to purchase for cash any and all of the outstanding 10.125%/10.875% Senior PIK Toggle Notes due 2015 of the Company (the “Notes”), pursuant to the Offer to Purchase and Consent Solicitation Statement dated October 16, 2012 (as it may be amended or supplemented from time to time, the “Statement,” which, together with this Letter of Transmittal, constitutes the “Offer Documents”). As of the date hereof, the outstanding aggregate principal amount of the Notes is $176,075,221. On November 1, 2012 (the “PIK Interest Payment Date”), the outstanding aggregate principal amount of the Notes is expected to increase to $185,649,311 as a result of the payment of interest on the Notes by the Company entirely by increasing the principal amount of the Notes (the “November PIK Accrual”). Such offer on the terms and subject to the conditions set forth in the Statement and this Letter of Transmittal is referred to herein as the “Offer.” By use of this Letter of Transmittal, registered holders of Notes (each a “Holder” and collectively, the “Holders”) will also deliver their consent (“Consent” and collectively, “Consents”) in connection with the solicitation of Consent (the “Consent Solicitation”) to proposed amendments (the “Proposed Amendments”) to the indenture governing the Notes, dated as of October 26, 2010, as supplemented and amended to the date hereof (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Proposed Amendments to the Indenture provide for, among other things, elimination of most of the restrictive covenants, certain events of default and certain other provisions presently contained in the Indenture and permission for a notice of redemption to Holders whose Notes are to be redeemed to be provided at least 3 days before a redemption date.

It is not necessary for Holders tendering Notes and delivering Consents using the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”) to deliver a Letter of Transmittal in relation to the tender and delivery.

We have not provided for any guaranteed delivery provisions in conjunction with the Offer. Holders must tender their Notes and deliver Consents in accordance with the procedures set forth in the Statement under “The Offer and Consent Solicitation—Procedures for Tendering Notes and Delivering Consents” at or before the Consent Time, in order to be eligible to receive the Total Consideration, plus Accrued Interest applicable to the Notes, or after the Consent Time and at or before the Expiration Time, in order to be eligible to receive the Tender Offer Consideration, plus Accrued Interest applicable to the Notes.

All capitalized terms used herein and not defined herein have the meanings ascribed to them in the Statement.

YOU SHOULD READ THE INSTRUCTIONS CONTAINED HEREIN AND THE STATEMENT CAREFULLY AND IN THEIR ENTIRETY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

The Offer and Consent Solicitation are made upon the terms and subject to the conditions set forth in the Statement and in this Letter of Transmittal. Holders should carefully review the information set forth therein and herein. By the execution of this Letter of Transmittal, the undersigned acknowledges receipt of the Statement, this Letter of Transmittal and the instructions hereto.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION FOR THEIR NOTES, INCLUDING THE CONSENT PAYMENT, IN CONNECTION WITH THE OFFER, MUST VALIDLY TENDER, AND NOT VALIDLY WITHDRAW, THEIR NOTES AND VALIDLY DELIVER TO THE DEPOSITARY, AND NOT VALIDLY REVOKE, THEIR CONSENT AT OR BEFORE THE CONSENT TIME. HOLDERS THAT VALIDLY TENDER THEIR NOTES AND VALIDLY DELIVER THEIR CONSENT TO THE DEPOSITARY AFTER THE CONSENT TIME AND AT OR BEFORE THE EXPIRATION TIME WILL BE ELIGIBLE TO RECEIVE ONLY THE TENDER OFFER CONSIDERATION APPLICABLE TO THE NOTES.

This Letter of Transmittal is to be used by Holders of Notes if:

•	certificates representing Notes are to be physically delivered to the Depositary herewith by Holders, or

•	tenders of Notes (and thereby deliveries of Consents) are to be made by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures set forth in the Statement in “The Offer and Consent Solicitation—Procedures for Tendering Notes and Delivering Consents—Tender of Notes Held Through DTC” but instructions are NOT being transmitted through ATOP.

This Letter of Transmittal, if used, must be delivered to the Depositary. Delivery of this Letter of Transmittal and other documents to DTC does not constitute delivery to the Depositary.

The Offer and Consent Solicitation will be eligible for ATOP. In lieu of completing and delivering this Letter of Transmittal, Holders of Notes who are tendering by book-entry transfer to the Depositary’s account at DTC can transmit their acceptance of the Offer electronically through ATOP (and thereby tender Notes and deliver Consents). Upon receipt of a Holder’s acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent’s Message to the Depositary for its acceptance.

Requests for additional copies of the Statement or this Letter of Transmittal and requests for assistance relating to the procedures for tendering Notes or delivering Consents may be directed to Global Bondholder Services Corporation, the depositary (the “Depositary”) and information agent (the “Information Agent”) in connection with the Offer and Consent Solicitation, at its address and telephone numbers set forth on the back cover page of this Letter of Transmittal. Requests for additional copies of the Statement or this Letter of Transmittal also may be directed to your broker, dealer, commercial bank or trust company. Your broker, dealer, commercial bank or trust company also can help you complete this Letter of Transmittal. Requests for assistance relating to the terms and conditions of the Offer and Consent Solicitation may be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, the dealer manager in connection with the Offer and the solicitation agent in connection with the Consent Solicitation (the “Dealer Manager and Solicitation Agent”), at its address and telephone numbers set forth on the back cover page of this Letter of Transmittal.

Any Holder that tenders Notes pursuant to the Offer must also deliver a Consent pursuant to the Consent Solicitation. Holders may not deliver Consents without tendering Notes. Holders that validly tender their Notes pursuant to the Offer will be considered to have validly delivered their Consent. In the Consent Solicitation, we are seeking Consent to the Proposed Amendments as a single proposal. Accordingly, any Consents purporting to consent to the Proposed Amendments only in part will be considered a valid delivery of Consent as to all of the Proposed Amendments.

Any Notes tendered may be validly withdrawn (and the Consents validly revoked) at or before the Withdrawal Time, but not thereafter, by following the procedures described in the Statement. A valid withdrawal of tendered Notes at or before the Withdrawal Time will constitute the valid revocation of the related Consents. A valid revocation of Consents will constitute the valid withdrawal of the related Notes. In order for a Holder to validly revoke Consents, the Holder must validly withdraw the related Notes. Tenders of Notes (and deliveries of Consents) may not be withdrawn or revoked after the Withdrawal Time, unless required by applicable law.

THE STATEMENT, THIS LETTER OF TRANSMITTAL AND THE RELATED DOCUMENTS DO NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL NOTES IN ANY JURISDICTION IN WHICH THAT OFFER OR SOLICITATION IS UNLAWFUL. IN THOSE JURISDICTIONS WHERE THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER WILL BE DEEMED TO BE MADE ON OUR BEHALF BY THE DEALER MANAGER AND SOLICITATION AGENT OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF THAT JURISDICTION. NEITHER THE DELIVERY OF THE STATEMENT NOR ANY PURCHASE OF NOTES WILL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR OR OUR AFFILIATES’ AFFAIRS SINCE THE DATE HEREOF, OR THAT THE INFORMATION INCLUDED OR INCORPORATED BY REFERENCE HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THEREOF, RESPECTIVELY.

The undersigned has validly completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and Consent Solicitation.

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes pursuant to the Offer and deliveries of Consents pursuant to the Consent Solicitation in respect of those Notes will be accepted only in principal amounts equal to minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. Alternative, conditional or contingent tenders or Consents will not be considered valid.

DESCRIPTION OF NOTES

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (please fill in if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered and Consents Given**

Total Principal Amount of Notes

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered. See Instruction 4. A tendering Holder is required to Consent to the Proposed Amendments with respect to all Notes tendered by such Holder. Only Holders may validly tender their Notes and deliver their Consents pursuant to the Offer and the Solicitation.

If certificated Notes are being tendered, the name and address of the Holder should be printed, if not already printed above, exactly as they appear on the certificates representing Notes tendered hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW;

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Statement and this Letter of Transmittal and the instructions hereto, which together constitute the Company’s offer to purchase for cash from each Holder any and all of the outstanding Notes. In conjunction with the Offer, the Company is soliciting Consents to the Proposed Amendments to the Indenture. The Proposed Amendments provide for the elimination of most of the restrictive covenants and certain of the events of default contained in the Indenture and permission for a notice of redemption to Holders whose Notes are to be redeemed to be provided at least 3 days before a redemption date. Promptly following the Consent Time, if the Requisite Consents have been obtained, it is expected that the Company and the Trustee will execute a Supplemental Indenture to the Indenture adopting the Proposed Amendments. The Supplemental Indenture will become effective immediately upon execution and delivery by the parties thereto, but the Proposed Amendments will not become operative until the Operative Time and shall cease to be operative if the Merger is not consummated or the Company does not pay the Total Consideration or the Tender Offer Consideration, as applicable, to the Depositary (as defined below) or, upon the Depositary’s instructions, DTC on behalf of the Holders.

The consummation of the Offer and Consent Solicitation are made upon the terms and subject to the conditions set forth in the Statement and in this Letter of Transmittal. Upon the terms and subject to the conditions of the Offer and Consent Solicitation, the undersigned hereby tenders to the Company the principal amount of Notes indicated above and delivers a Consent to the Proposed Amendments to the Indenture and to the execution and delivery of the Supplemental Indenture that will give effect to the Proposed Amendments.

Subject to, and effective upon, the acceptance for purchase of, and payment of, the principal amount of Notes tendered with this Letter of Transmittal, in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby (i) represents, warrants and agrees that the undersigned has received and read a copy of the Offer Documents, understands and agrees to be bound by all the terms and conditions of the Offer and has full power and authority to tender the undersigned’s Notes; (ii) irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Notes tendered hereby and represents and warrants that when those tendered Notes are accepted for purchase by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; (iii) waives any and all other rights with respect to the Notes (including, without limitation, the undersigned’s waiver of any existing or past defaults and their consequences in respect of the Notes and the Indenture); (iv) releases and discharges the Company and the Trustee from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Notes, including, without limitation, any claims that the undersigned is entitled to receive any principal or interest payments (except as specifically provided in the Statement) with respect to the Notes or to participate in any redemption or defeasance of the Notes; (v) upon the Company’s request or the request of the Depositary, as applicable, agrees to execute and deliver any additional documents necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby; and (vi) irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to any tendered Notes (with full knowledge that the Depositary acts as agent of the Company), with full power of substitution and re-substitution (that power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing those Notes, or transfer ownership of those Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present those Notes for transfer on the relevant security register, and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of those Notes (except that the Depositary will have no right to, or control over, funds from the Company, except as agent for the undersigned, for the Total Consideration or Tender Offer Consideration, as applicable, for any tendered Notes that are purchased by the Company), all in accordance with the terms and subject to the conditions of the Offer and Consent Solicitation, as described in the Offer Documents.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides written Consent, with respect to the principal amount of Notes tendered hereby, to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture. The undersigned hereby (i) represents, warrants and agrees that the undersigned has received and read a copy of the Offer Documents, understands and agrees to be bound by all the terms and conditions of the Consent Solicitation and has full power and authority to deliver Consents in respect of the undersigned’s Notes tendered hereby; (ii) upon the Company’s request or the request of the Depositary, as applicable, agrees to execute and deliver any additional documents necessary or desirable to perfect the undersigned’s Consent to the Proposed Amendments or to complete the execution of the Supplemental Indenture. The undersigned understands that the Consent provided hereby will remain in full force and effect unless and until the Consent is revoked in accordance with the procedures set forth in the Statement and this Letter of Transmittal. The undersigned understands that a revocation of a Consent will not be effective following the Consent Time. It is expected that the Company and the Trustee will execute a Supplemental Indenture to the Indenture promptly following the Consent Time, but before the acceptance of any Notes for purchase, providing for the Proposed Amendments if the Requisite Consents for the Notes have been obtained. “Requisite Consents” with respect to the Notes means duly executed (and not validly revoked) Consents from Holders of at least a majority in principal amount of the outstanding Notes.

The undersigned understands and acknowledges that the Offer will expire at 11:59 p.m., New York City time, on November 13, 2012, unless extended or earlier terminated by BWAY Parent Company, Inc. in its sole discretion. In addition, the undersigned understands and acknowledges that the Consent Time will be 5:00 p.m., New York City time, on November 2, 2012, unless extended or earlier terminated by BWAY Parent Company, Inc. in its sole discretion.

Any Holder that tenders Notes pursuant to the Offer must also deliver a Consent pursuant to the Consent Solicitation. Holders may not deliver Consents without tendering Notes. Holders that validly tender their Notes pursuant to the Offer will be considered to have validly delivered their Consent. In the Consent Solicitation, we are seeking Consent to the Proposed Amendments as they relate to the Notes as a single proposal. Accordingly, any Consents purporting to consent to the Proposed Amendments only in part will be considered a valid delivery of Consent as to all of the Proposed Amendments.

Any Notes tendered may be validly withdrawn (and the Consents validly revoked) at or before the Withdrawal Time, but not thereafter, by following the procedures described in the Statement. A valid withdrawal of tendered Notes at or before the Consent Time will constitute the valid revocation of the related Consents. A valid revocation of Consents will constitute the valid withdrawal of the related Notes. In order for a Holder to validly revoke Consents, the Holder must validly withdraw the related Notes. Tenders of Notes (and deliveries of Consents) may not be withdrawn or revoked after the Withdrawal Time, unless required by applicable law.

The undersigned understands that for a withdrawal of a tender of Notes and the concurrent revocation of Consent to be effective, a written or facsimile transmission of a notice of withdrawal or a Request Message must be received by the Depositary at its address set forth on the back cover of this Letter of Transmittal at or before the Withdrawal Time.

Any notice of withdrawal must:

(1)	specify the name of the Holder of the Notes to be withdrawn;

(2)	contain the description of the Notes to be withdrawn, the certificate numbers shown on the particular certificates representing those Notes (or, in the case of Notes tendered by book-entry transfer, the number of the account at DTC from which the Notes were tendered and the name and number of the account at DTC to be credited with the Notes withdrawn) and the principal amount of those Notes; and

(3)	be signed (other than a notice transmitted through DTC’s ATOP system) by the registered Holder of the Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing the Notes.

If the undersigned’s Notes either are not validly tendered, or are validly withdrawn and not validly retendered, at or before the Consent Time, the undersigned will not receive a Consent Payment, even though the Proposed Amendments may be operative as to the undersigned’s Notes that are not purchased in the Offer.

The undersigned understands that the tender of Notes by a Holder, pursuant to the procedures set forth in the Statement and this Letter of Transmittal, and the subsequent acceptance of that tender by the Company, will constitute a binding agreement governed by, and construed in accordance with, the laws of the State of New York between that Holder and the Company in accordance with the terms and subject to the conditions set forth in the Statement and this Letter of Transmittal.

For purposes of the Offer, the Company will be considered to have accepted for purchase validly tendered Notes, or defectively tendered Notes as to which the Company has waived the defects, if, as and when the Company gives oral notice promptly confirmed in writing or written notice of acceptance to the Depositary. Payment for Notes accepted for purchase in the Offer and for Consents validly delivered pursuant to the Consent Solicitation will be made by the Company by deposit with the Depositary, or, upon its instructions, with DTC, which will act as agent for the undersigned for the purpose of receiving the Total Consideration or the Tender Offer Consideration, as the case may be, and transmitting those monies to the undersigned.

All authority conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal will be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until timely receipt by the Depositary of (1) certificates representing the Notes or confirmation of a book-entry transfer of the Notes into the Depositary’s account at DTC pursuant to the procedures set forth in the Statement under “The Offer and Consent Solicitation—Procedures for Tendering Notes and Delivering Consents,” (2) a properly completed and duly executed Letter of Transmittal, a manually signed facsimile of that document, or a properly transmitted Agent’s Message (as defined in the Statement under “The Offer and Consent Solicitation—Procedures for Tendering Notes and Delivering Consents—Book-Entry Delivery Procedures”) and (3) all necessary signature guarantees and any other documents required by this Letter of Transmittal.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders of Notes and deliveries of Consents will be determined by the Company, in its sole discretion, and the Company’s determination will be final and binding. Alternative, conditional or contingent tenders or Consents will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Notes or deliveries of Consents determined by the Company not to be in proper form or, in the case of the Notes, if the acceptance or payment for those Notes may, in the Company’s opinion, be unlawful. The Company also reserves the absolute right to waive any defect, irregularity or condition of tenders as to particular Notes or of delivery as to particular Consents. The Company’s interpretations of the terms and conditions of the Offer and Consent Solicitation (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes or deliveries of Consents must be cured within the time the Company determines, unless waived by the Company. Tenders of Notes and deliveries of Consents will not be considered to have been made until all defects and irregularities have been waived by the Company or cured. Holders may not deliver Consents without validly tendering their Notes pursuant to the Offer. None of the Company, the Dealer Manager and Solicitation Agent, the Information Agent, the Depositary, the Trustee or any other person will be under any duty to give notice of any defect or irregularity in tenders of Notes or deliveries of Consents, nor will they incur any liability to Holders for failure to give any such notice.

The Company also reserves the right, subject to applicable law, in its sole discretion, (1) to extend, terminate or withdraw the Offer or the Consent Solicitation at any time, (2) to amend either or both of the Offer or the Consent Solicitation in any respect or (3) to delay acceptance for purchase of Notes tendered under the Offer or the payment for Notes accepted for purchase, subject to Rule 14e-1 under the Exchange Act, which requires the Company to pay the consideration offered or return the Notes deposited by or on behalf of the Holders pursuant to the Offer promptly after the termination or withdrawal of the Offer.

If the Company makes a material change in the terms of the Offer or the Consent Solicitation or the information concerning the Offer or the Consent Solicitation or waives a material condition of the Offer or the Consent Solicitation, the Company will, to the extent required by law, disseminate additional offer and consent solicitation materials and extend the Offer and Consent Solicitation. In addition, the Company may extend the Offer or the Consent Solicitation for any other reason. Without limiting the manner in which the Company may choose to make that announcement, the Company will not, unless otherwise required by law, have any obligation to advertise or otherwise communicate that announcement other than by making a release to a nationally recognized news service or through another means of announcement as the Company considers appropriate.

The undersigned understands that the Company’s obligation to accept for purchase, and to pay for, Notes validly tendered and not validly withdrawn, and to accept Consents validly delivered and not validly revoked, pursuant to the Offer and Consent Solicitation is subject to the conditions set forth in the Statement.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that the Depositary mail the check for the Total Consideration or the Tender Offer Consideration, as the case may be, plus Accrued Interest, to the address(es) of the Holder(s) appearing under “Description of Notes.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase (and accompanying documents, as appropriate) be delivered to the person(s) so indicated. In the case of a book-entry delivery of Notes, the undersigned hereby requests that the Depositary credit the account maintained at DTC with any Notes not tendered or not accepted for purchase. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of the principal amount of the Notes so tendered.

TENDER OF NOTES AND DELIVERY OF CONSENTS

THE COMPLETION, EXECUTION AND TIMELY DELIVERY OF THIS LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS RELATING TO THE NOTES TENDERED HERBY.

This Letter of Transmittal must be signed by the registered holder(s) of the Notes exactly as its (their) name(s) appear(s) on certificate(s) for the Notes or by person(s) authorized to become registered holder(s) by endorsement on certificates for the Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on the Notes and signatures on bond powers by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See instruction 1 below. DTC participants must sign exactly as their name(s) appear on a DTC security position listing as an owner of the Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to us of that person’s authority to so act. See instruction 5 below.

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:
DTC account number:
Transaction code number:

X

X
Signature(s) of Holder(s) or Authorized Signatory

Dated:	, 2012
Name(s):
(Please Print)
Capacity:
Address:
(Including Zip Code)

Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:

PLEASE COMPLETE THE ENCLOSED FORM W-9 OR APPLICABLE FORM W-8 AND, IF REQUIRED, THE SIGNATURE GUARANTEE (See instruction 1)

Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including Zip Code) and Telephone Number (including Area Code) of Eligible Institution)

(Authorized Signature)

(Print Name)

(Title)

Dated:                                             , 2012

SPECIAL PAYMENT INSTRUCTIONS

(See instructions 1, 4, 5, 6 and 8)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks constituting payments for Notes purchased pursuant to the Offer are to be issued to the order of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue:

☐ Check

☐ Certificate(s)

(check as applicable)

Name(s):
(Please Print)
Address:
(Please Print)
Zip Code:

Taxpayer Identification or Social Security Number

(See enclosed Form W-9 or applicable Form W-8)

☐ Credit unpurchased Notes by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

Name of Account Party:

SPECIAL DELIVERY INSTRUCTIONS

(See instructions 1, 4, 5, 6 and 8)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase or checks constituting payment for Notes purchased pursuant to the Offer are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the applicable box entitled “Description of Notes” within this Letter of Transmittal.

Issue:

☐ Check

☐ Certificate(s)

(check as applicable)

Name:
(Please Print)
Address:
(Please Print)
Zip Code:

Taxpayer Identification or Social Security Number

(See enclosed Form W-9 or applicable Form W-8)

INSTRUCTIONS

(Forming Part of the Terms and Conditions of the Offer and Consent Solicitation)

1. Signature Guarantees; Signatures on this Letter of Transmittal

Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in good standing in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”), unless the Notes tendered hereby are tendered: (a) by the registered Holder of those Notes (or by a DTC participant whose name appears on a security position listing as the owner of those Notes) that has not completed either of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (b) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to in the Statement as an “Eligible Institution”).

2. Delivery of Letter of Transmittal and Notes

This Letter of Transmittal is to be completed by Holders if:

•	certificates representing Notes are to be physically delivered to the Depositary herewith by Holders, or

•	tenders of Notes (and thereby deliveries of Consents) are to be made by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures set forth in the Statement under “The Offer and Consent Solicitation—Procedures for Tendering Notes and Delivering Consents—Tender of Notes Held Through DTC” but instructions are NOT being transmitted through ATOP.

All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy thereof) or Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein at or before the Consent Time or at or before the Expiration Time, as the case may be. Delivery of documents to DTC does not constitute delivery to the Depositary.

The Offer and Consent Solicitation will be eligible for ATOP. In lieu of completing and delivering this Letter of Transmittal, Holders of Notes who are tendering by book-entry transfer to the Depositary’s account at DTC can transmit their acceptance of the Offer electronically through ATOP (and thereby tender Notes and deliver Consents). Upon receipt of a Holder’s acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent’s Message to the Depositary for its acceptance. Delivery of tendered Notes held through DTC must be made to the Depositary pursuant to the book-entry delivery procedures set forth in the Statement. Holders desiring to tender Notes through ATOP should note that those Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

The method of delivery of Notes, Consents and this Letter of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent’s Message transmitted through ATOP, is at the election and risk of the person tendering Notes and delivering Consents and this Letter of Transmittal or transmitting an Agent’s Message, and delivery will be considered made only when actually received by the Depositary. If delivery is by mail, the Company suggests that the Holder use properly insured, registered mail with return receipt requested. In all cases, sufficient time should be allowed for all documents to reach the Depositary.

Alternative, conditional or contingent tenders or Consents will not be considered valid. All tendering Holders, by execution of this Letter of Transmittal (or manually signed facsimile), waive any right to receive any notice of the acceptance of their Notes for purchase or the effectiveness of the Proposed Amendments.

Any Holder that tenders Notes pursuant to the Offer must also deliver a Consent pursuant to the Consent Solicitation. Holders may not deliver Consents without tendering Notes. Holders that validly tender their Notes pursuant to the Offer will be considered to have validly delivered their Consents. A valid revocation of Consents will constitute the valid withdrawal of the related Notes. In order for a Holder to validly revoke a Consent, the Holder must validly withdraw the related Notes. In the Consent Solicitation, we are seeking Consent to the Proposed Amendments as a single proposal. Accordingly, any Consents purporting to consent to the Proposed Amendments only in part will be considered a valid delivery of Consent as to all of the Proposed Amendments.

3. Withdrawal of Notes and Revocations of Consents

Any Notes tendered may be validly withdrawn (and the Consents validly revoked) at, or at any time before, the Withdrawal Time, but not thereafter, by following the procedures described in the Statement. A valid withdrawal of tendered Notes at or before the Withdrawal Time will constitute the valid revocation of the related Consents. Tenders of Notes (and deliveries of Consents) may not be withdrawn or revoked after the Withdrawal Time, unless required by applicable law.

For a withdrawal of a tender of Notes and the concurrent revocation of Consents to be effective, a written or facsimile transmission of a notice of withdrawal or a Request Message must be received by the Depositary at its address set forth on the back cover of this Letter of Transmittal at or before the Consent Time.

Any notice of withdrawal must:

(1)	specify the name of the Holder of the Notes to be withdrawn;

(2)	contain the description of the Notes to be withdrawn, the certificate numbers shown on the particular certificates representing those Notes (or, in the case of Notes tendered by book-entry transfer, the number of the account at DTC from which the Notes were tendered and the name and number of the account at DTC to be credited with the Notes withdrawn) and the principal amount of those Notes; and

(3)	be signed (other than a notice transmitted through DTC’s ATOP system) by the registered Holder of the Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing the Notes.

A withdrawal of Notes or a revocation of a Consent can only be accomplished in accordance with the procedures provided in the Statement and this Letter of Transmittal.

Notes validly withdrawn may thereafter be re-tendered (and Consents given) at any time prior to the Expiration Time by following the procedures described in the Statement, but if a Holder’s Notes are not properly re-tendered and Consent given at or prior to the Consent Time, the Holder will not receive the Consent Payment with respect to those Notes.

If your Notes either are not validly tendered, or are validly withdrawn and not validly retendered, at or before the Consent Time, you will not receive a Consent Payment with respect to those Notes, even though the Proposed Amendments may be operative as to your Notes that are not purchased in the Offer.

4. Partial Tenders and Consents

Tenders of Notes pursuant to the Offer and deliveries of Consents pursuant to the Consent Solicitation in respect of those Notes will be accepted only in principal amounts equal to minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. If a Holder wishes to tender less than the entire principal amount evidenced by any Notes submitted, the tendering Holder must fill in the principal amount tendered in the last column of the applicable box entitled “Description of Notes” herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be considered to have been tendered, and Consent in respect thereof given, unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, the Notes representing the untendered or unaccepted amount will be sent promptly after the Expiration Time (or, if tendered by book-entry transfer, returned by credit to the applicable account at DTC) to the registered Holder, unless otherwise provided herein in the box entitled “Special Delivery Instructions.”

5. Signature on Letter of Transmittal, Instruments of Transfer and Endorsements

If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on such security position listing.

If any of the Notes tendered hereby are registered in the names of two or more Holders, all of the Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to us of that person’s authority to act must be submitted.

If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal, then, in order to tender those Notes pursuant to the Offer and deliver Consents pursuant to the Consent Solicitation, the Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer signed exactly as the name(s) of the Holder(s) appear on the Notes, with the signature(s) on the Notes or instruments of transfer guaranteed as provided in instruction 1. If these procedures are followed by a beneficial owner tendering Notes and delivering Consents, as the case may be, at or before the Consent Time or at or before the Expiration Time, as applicable, the Holder(s) of those Notes must sign a valid proxy. If this Letter of Transmittal is signed by the Holder, the certificates for any principal amount of Notes not tendered or accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to that Holder, or if tendered by book-entry transfer, credited to the DTC account of that Holder, and checks constituting payment for Notes to be purchased in connection with the Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes nor provide any other instruments of transfer.

6. Special Payment and Delivery Instructions

If different from the name and address of the registered Holder signing this Letter of Transmittal, tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the applicable Total Consideration or Tender Offer Consideration, as the case may be, to be made in connection with the Offer and Consent Solicitation are to be issued or sent. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, any Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. For Holders of Notes tendering by book-entry transfer, Notes not tendered or not accepted for purchase will be returned by crediting the DTC account designated in the box entitled “Tender of Notes and Delivery of Consents.” See instruction 8 for a discussion of the potential tax consequences of completing either the Special Payment Instructions box or Special Delivery Instructions box.

7. Backup Withholding

Each tendering U.S. Holder (as defined in the Statement) is required to provide its correct taxpayer identification number (“TIN”), generally its social security or federal employer identification number, on the IRS Form W-9 attached hereto or, alternatively, to establish another basis for exemption from backup withholding, as described below under “Important Tax Information.” In addition, each tendering non-U.S. Holder (as defined in the Statement) must submit an appropriate properly completed IRS Form W-8 certifying, under penalties of perjury, to such non-U.S. Holder’s foreign status in order to establish an exemption from backup withholding. An appropriate IRS Form W-8 can be obtained from the IRS website at www.irs.gov. Please see the discussion below under “Important Tax Information.”

8. Transfer Taxes

Except as set forth in this instruction 8, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to us, or to our order, pursuant to the Offer. If, however, payment of the Total Consideration or the Tender Offer Consideration, as the case may be, is to be made to, or if Notes not tendered or accepted for purchase are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder(s) or that other person(s)) payable on account of the transfer to that other person(s) will be deducted from the Total Consideration or the Tender Offer Consideration, as the case may be, unless satisfactory evidence of the payment of those taxes or exemption therefrom is submitted.

9. Conditions to the Offer and Consent Solicitation; Waiver of Conditions

Notwithstanding any other provision of the Offer and Consent Solicitation, we will not be required to accept for purchase or to pay for Notes validly tendered pursuant to the Offer or to make any Consent Payment pursuant to the Consent Solicitation, and may terminate, amend or extend the Offer or Consent Solicitation or delay or refrain from accepting for purchase, or paying for, the Notes or making any Consent Payment, if any of the conditions set forth in the Statement under “The Offer and Consent Solicitation—Conditions to the Offer and Consent Solicitation” have not been satisfied or have not been waived by the Company.

10. Requests for Assistance or Additional Copies

Requests for additional copies of the Statement, this Letter of Transmittal or Form W-9 and requests for assistance relating to the procedures for tendering Notes or delivering Consents may be directed to Global Bondholder Services Corporation, the Depositary and Information Agent in connection with the Offer and Consent Solicitation, at the address and telephone numbers set forth on the back cover page of this Letter of Transmittal. Requests for additional copies of the Statement, this Letter of Transmittal or Form W-9 also may be directed to your broker, dealer, commercial bank or trust company. Your broker, dealer, commercial bank or trust company also can help you complete this form.

Requests for assistance relating to the terms and conditions of the Offer and Consent Solicitation may be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, the dealer manager in connection with the Offer and the solicitation agent in connection with the Consent Solicitation, at its respective address and telephone numbers set forth on the back cover page of this Letter of Transmittal.

11. Mutilated, Lost, Stolen or Destroyed Certificates

If a Holder desires to tender Notes pursuant to the Offer and deliver a Consent pursuant to the Consent Solicitation, but the certificates evidencing those Notes have been mutilated, lost, stolen or destroyed, the Holder should contact The Bank of New York Mellon Trust Company, N.A., the trustee for the Notes, to receive information about the procedures for obtaining replacement certificates for Notes.

12. Irregularities

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders of Notes and deliveries of Consents will be determined by us, in our sole discretion, and our determination will be final and binding. Alternative, conditional or contingent tenders or Consents will not be considered valid. We reserve the absolute right to reject any or all tenders of Notes or deliveries of Consents determined by us not to be in proper form or, in the case of the Notes, if the acceptance or payment for those Notes may, in our opinion, be unlawful. We also reserve the absolute right to waive any defect, irregularity or condition of tenders as to particular Notes or of delivery as to particular Consents. Our interpretations of the terms and conditions of the Offer and Consent Solicitation (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes or deliveries of Consents must be cured within the time we determine, unless waived by us. Tenders of Notes and deliveries of Consents will not be considered to have been made until all defects and irregularities have been waived by us or cured. Holders may not deliver Consents without validly tendering their Notes pursuant to the Offer. None of the Company, the Dealer Manager and Solicitation Agent, the Information Agent, the Depositary, the Trustee or any other person will be under any duty to give notice of any defect or irregularity in tenders of Notes or deliveries of Consents, nor will they incur any liability to Holders for failure to give any such notice.

IMPORTANT TAX INFORMATION

Pursuant to Circular 230 issued by the U.S. Department of the Treasury, we are required to inform you that you cannot rely upon any tax discussion contained in this document for the purpose of avoiding U.S. federal tax penalties. The tax discussion contained in this document was written to support the promotion or marketing of the transactions or matters described in this document. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

To prevent backup withholding on payments made with respect to Notes tendered pursuant to the Offer, each U.S. Holder that does not otherwise establish an exemption is required to provide its correct TIN by completing the IRS Form W-9 attached hereto, certifying under penalties of perjury that such Holder is a U.S. person (including a resident alien), that the TIN provided on IRS Form W-9 is correct (or that such Holder is awaiting a TIN) and that such U.S. Holder is not subject to backup withholding. If such U.S. Holder is an individual, the TIN is his or her social security number or individual taxpayer identification number, as the case may be. If the Notes are in more than one name and are not in the name of the actual owner, the U.S. Holder should consult IRS Form W-9 and the related instructions attached hereto for information on which TIN to report. If a U.S. Holder does not have a TIN, such U.S. Holder should consult the W-9 instructions for information on applying for a TIN and write “Applied For” in the space reserved for the TIN (as shown on IRS Form W-9). If such U.S. Holder does not provide its TIN prior to the date that payment is made pursuant to the Offer, certain penalties may be imposed on such U.S. Holder, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding.

Certain U.S. Holders (including, among others, all corporations) are not subject to these backup withholding requirements. See the attached IRS Form W-9 and related instructions for additional instructions.

A tendering non-U.S. Holder must submit an appropriate, properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury and including any required attachments, certifying to that non-U.S. Holder’s foreign status to avoid backup withholding. An appropriate IRS Form W-8 can be obtained from the IRS website at www.irs.gov.

If a Holder does not satisfy the requirements described above or otherwise establish an exemption from backup withholding, payments made to the Holder or other payee will be subject to backup withholding. Backup withholding is not an additional U.S. federal income tax. If the withholding results in an overpayment of taxes, a refund may be obtained from the IRS, if requisite procedures are followed in a timely manner.

Holders should consult their tax advisors regarding the tax consequences of the Offering, including any backup withholding requirements.

The Depositary for the Offer and Consent Solicitation is:

Global Bondholder Services Corporation

By Facsimile Transmission:

(For Eligible Institutions Only)

(212) 430-3775

To Confirm Facsimile Transmission by Telephone:

(212) 430-3774

By Registered & Certified Mail:	By Regular Mail or Overnight Courier:	In Person by Hand Only:

GLOBAL BONDHOLDER SERVICES CORPORATION 65 Broadway, Suite 404 New York, NY 10006	GLOBAL BONDHOLDER SERVICES CORPORATION 65 Broadway, Suite 404 New York, NY 10006	GLOBAL BONDHOLDER SERVICES CORPORATION 65 Broadway, Suite 404 New York, NY 10006

The Information Agent for the Offer and Consent Solicitation is:

Global Bondholder Services Corporation

65 Broadway, Suite 404

New York, NY 10006

Attention: Corporate Actions

Banks and Brokers call: (212) 430-3774

Toll-Free: (866) 389-1500

The Dealer Manager for the Offer and the Solicitation Agent for the Consent Solicitation is:

BofA Merrill Lynch

214 North Tryon Street, 17th Floor

Charlotte, North Carolina 28255

(888) 292-0070 (U.S. Toll Free)

(980) 388-3646 (Collect)

Attention: Liability Management